Gold Track
ISSUED BY
BRIGHTHOUSE LIFE INSURANCE COMPANY
Summary Prospectus for New Investors
April 27, 2026
A Flexible Premium Variable and Fixed Annuity Contract
This Summary Prospectus summarizes key features Gold Track Annuity Contract, a flexible premium variable and fixed annuity contract issued by Brighthouse Life Insurance Company (the “Company,” or “We,” “Us,” or “Our”), which is available on a group basis. Before You invest, You should also review the prospectus for the Contract, which contains more information about the Contract’s features, benefits, and risks. You can find this document and other information about the Contract online at https://dfinview.com/BHF/PUFT/BHF78. You can also obtain this information at no cost by calling (833) 208-3018 or by sending an email request to rcg@brighthousefinancial.com.
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YOU MAY BE ABLE TO CANCEL YOUR CONTRACT WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING
FEES OR PENALTIES.
If You are a new investor in a group allocated Contract, You may cancel Your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, You will receive either a full refund of the amount You paid with Your application or Your total Contract value. You should review the prospectus, or consult with Your investment professional, for additional information about the specific cancellation terms that apply.
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The Contract is a complex investment and involves risks, including potential loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Full and partial surrenders from the Contract could result in withdrawal charges, taxes, and tax penalties. In addition, certain withdrawals from the Fixed Account will also be subject to a Market Value Adjustment that may result in loss, including full surrenders due to discontinuation of the Contract during the Accumulation Period. In extreme circumstances, You could lose up to 100% of the amount withdrawn or surrendered from the Fixed Account due to a negative Market Value Adjustment.
Our obligations under the Contract are subject to Our financial strength and claims-paying ability. Additional general information about certain investment products, including annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Glossary
Accumulation Period — the period before the commencement of Annuity payments.
Annuitant — a person on whose life the Maturity Date depends and Annuity Payments are made. The Maturity Date is the date on which Annuity Payments are to begin.
Annuity— payment of income for a stated period or amount.
Annuity Payments — a series of periodic payments (i) for life; (ii) for life with a minimum number of payments; (iii) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (iv) for a fixed period.
Annuity Period — the period following commencement of Annuity payments.
Beneficiary(ies) — the person(s) or trustee designated to receive any remaining contractual benefits in the event of a Participant’s, Annuitant’s or Contract Owner’s death, as applicable.
Business Day — a day on which the New York Stock Exchange (“NYSE”) is open for business.
Cash Surrender Value — the Contract Value less any amounts deducted upon a withdrawal or surrender, outstanding loans, if available under the Contract, any applicable Premium Taxes or other withdrawal charges not previously deducted. The Cash Surrender Value is not adjusted by the Market Value Adjustment.
Code — the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.
Competing Fund — any investment option under the Plan, which, in Our opinion, consists primarily of fixed-income securities and/or money market instruments.
Company (We, Us, Our,)— Brighthouse Life Insurance Company.
Contract— for convenience, means the Contract or Certificate (i.e., the document issued to Participants under a master group Contract). Any reference to the Contract includes the underlying Certificate unless the context provides otherwise.
Contract Owner — the person named in the Contract (on the specifications page). For certain group Contracts, the Contract Owner is the trustee or other entity which owns the Contract.
Contract Value — the value of Your Accumulation Units less any reductions for administrative charges, plus amounts held under the Fixed Account. An Accumulation Unit is an accounting unit of measure used to calculate Contract Values before Annuity payments begin.
Contract Year— twelve-month periods beginning with the Contract Date, or any anniversary thereof. The Contract Date is the date on which the Contract is issued. For certain group Contracts, it is the date on which the Contract becomes effective, as shown on the specifications page of the Contract.
Fixed Account— an account that consists of all of the assets under the Contract other than those in the Separate Account. The Fixed Account investment option is described in a prospectus separate from the Contract’s prospectus.
Fixed Annuity— an Annuity payout option with payments which remain fixed as to dollar amount throughout the payment period and which do not vary with the investment experience of a Separate Account.
Funding Options — the variable investment options to which Purchase Payments under the Contract may be allocated. Funding Options are also referred to as “Subaccounts.”
Good Order— A request or transaction generally is considered in “Good Order” if it complies with Our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by Us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. We may, in Our sole discretion, determine whether any particular transaction request is in Good Order, and We reserve the right to change or waive any Good Order requirement at any time.
Guarantee Period — The period through the end of the first calendar year during which the Contract was purchased and successive 12-month periods thereafter during which a Guaranteed Interest Rate is credited.

Home Office — the Home Office of Brighthouse Life Insurance Company, 11225 North Community House Road, Charlotte, NC 28277, or any other office that We may designate for the purpose of administering this Contract. Unless We designate a different office, the office that administers the Contract is located at P.O. Box 4261, Clinton, IA 52733-4261.
Market Value Adjustment — applies to certain withdrawals from the Fixed Account including full withdrawals due to discontinuation of the Contract during the Accumulation Period. In the event of a discontinuance, the Market Value Adjustment reflects the relationship, at the time of surrender, between the rate of interest credited to funds on deposit under the Fixed Account at the time of discontinuance to the rate of interest credited on new deposits at the time of discontinuance. This calculation may result in a Market Value Adjustment, positive or negative, applied to Your withdrawal.
Maturity Date — the date on which the Annuity Payments are to begin.
Participant— an individual participating under a group Contract or an eligible person who is a member in the Plan.
Plan— for a group Contract, the plan or the arrangement used in a retirement plan or program whereby Purchase Payments and any gains are intended to qualify under Sections 401, 403, or 457 of the Code.
Plan Administrator— the corporation or other entity so specified on the application or purchase order. If none is specified, the Plan Trustee is the Plan Administrator.
Plan Trustee— the trustee specified in the Contract specifications.
Premium Tax — the amount of tax, if any, charged by the state or municipality on Purchase Payments.
Purchase Payments— the premium payment(s) applied to the Contract.
Separate Account— a segregated account, the assets of which are invested solely in the Underlying Funds.The assets of the Separate Account are held exclusively for the benefit of Contract Owners.
Subaccount— that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund. Subaccounts are also referred to as "Funding Options."
Underlying Fund— a portfolio of an open-end management investment company in which You may invest through the Separate Account. May also be referred to as Portfolio Company.
Variable Annuity— an Annuity payout option providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying securities of the Separate Account.
You, Your— “You,” depending on the context, may be the Certificate holder, the Participant or the Contract Owner and a natural person, a trust established for the benefit of a natural person or a charitable remainder trust, or a Plan (or the employer purchaser who has purchased the Contracton behalf of the Plan).

Overview of the Contract

Purpose. The Contract is a variable and fixed annuity contract, which is available on both a group and individual basis. It provides a means for investing in Our Fixed Account and the Funding Options, together “investment options.” The Contract is designed generally for an investor who intends to hold the Contract for a long period of time and then use the Contract Value (in the form of Annuity Payments or certain withdrawals) for retirement saving or other long-term investment purposes. The Contract is used in connection with (1) individual non-qualified purchases; (2) rollovers from individual retirement annuities; (3) rollovers from other qualified retirement Plans; and (4) Beneficiary-directed transfers of death proceeds from another Contract. The Contract has various features and benefits that may be appropriate for You based on Your financial situation and objectives. The Contract may include certain death benefit features, which can be used to transfer assets to Your Beneficiaries. If You are investing in this Contract through a Plan, it does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if You are investing in this Contract through a Plan, You should consider investing in the Contract for its death benefit, Annuity option benefits or other non-tax related benefits. Your financial goal in acquiring the Contract should take into account the fact that there are withdrawal charges under the Contract, as well as a Market Value Adjustment on certain withdrawals from the Fixed Account, including full surrenders due to discontinuation of the Contract during the Accumulation Period. Because of the withdrawal charge (which is in effect for many years) the possibility of income tax and tax penalties on early withdrawals, and the Market Value Adjustment on full surrenders from the Fixed Account where there is a discontinuance of the Contract, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract. The Contract has two phases: The Accumulation Period and the Annuity Period. During the Accumulation Period, earnings accumulate on a tax-deferred basis and are taxed as income when You make a withdrawal. To help You accumulate assets during the Accumulation Period, You can invest Your Purchase Payments and Contract Value in: (1) Funding Options available under the Contract, each of which has an Underlying Fund with its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and (2) the Fixed Account option, which guarantees principal and interest.
Additional information about the investment options in which You can invest is provided in Appendix A.
The Annuity Period occurs when You begin receiving Annuity Payments from Your Contract. The amount of money You accumulate in Your Contract during the Accumulation Period factors into the amount of income You receive during the Annuity Period. You may choose one of a number of Annuity options: You may receive income payments in the form of a Variable Annuity, a Fixed Annuity, or a combination of both. In general, You are unable to take withdrawals during the Annuity Period. There is no death benefit during the Annuity Period; however, depending on the Annuity option You elect, any remaining guarantee upon death may be paid to Your Beneficiary(ies).
Contract Features. The following is a brief description of the Contract’s primary features.
Subject to Plan Terms. If You participate through a retirement Plan or other group arrangement, the Contract may provide that all or some of Your rights or choices are subject to the Plan’s terms. For example, limitations on Your rights may apply to investment options, Purchase Payments, withdrawals, transfers, loans, the death benefit and Annuity options, and the availability of Contract benefits..
Accessing Your Money. Before You annuitize the Contract, You can withdraw money from Your Contract at any time. If You take a withdrawal, You may have to pay a withdrawal charge and/or income taxes, including a tax penalty if You are younger than age 59 ½. Certain withdrawals from the Fixed Account may also be subject to a Market Value Adjustment, including full withdrawals due to discontinuation of the Contract during the Accumulation Period. Withdrawals could significantly reduce the value of your Contract, the death benefit, the amount available for loans, and other Contract benefits. The reduction may be more than the amount withdrawn.
Tax Treatment. You can transfer money among investment options without tax implications, and earnings (if any) on Your investments are generally tax-deferred. You are only subject to tax upon: (1) making a withdrawal; (2) receiving a payment from Us; or (3) payment of a death benefit.
Death Benefit. The Contract includes, at no additional cost, a standard death benefit that will pay a death benefit to the Beneficiary(ies) if You die during the Accumulation Period. The death benefit is at least equal to the Contract Value

(less any amounts due such as a Premium Tax or outstanding loan amounts), and may be greater under certain circumstances. The death benefit is included under allocated Contracts, but may not be available under an unallocated Contract.
Variable Liquidity Benefit. If You elect the Annuity option "Payments for a Fixed Period without Life Contingency” for the Annuity Period,", You may exercise the Variable Liquidity Benefit during the Annuity Period. This benefit allows You to take withdrawals during the Annuity Period based on the present value of Your remaining Annuity Payments. Such withdrawals may significantly reduce or eliminate remaining Annuity Payments and may be subject to withdrawal charges.
Additional Services.
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Dollar Cost Averaging Program. This program allows You to systematically transfer a set amount from a Funding Option or the Fixed Account to one or more Funding Options on a monthly or quarterly basis.
•
Special Dollar Cost Averaging Program. This program, if available, allows You to systematically make level transfers from the Fixed Account to one or more Funding Options over a specific number of months, with interest credited to amounts remaining in the Fixed Account during that time period.
•
Systematic Withdrawal Program. This program allows You to receive regular automatic withdrawals from Your Contract either monthly, quarterly, semi-annually, or annually.
Market Value Adjustment
You could lose a significant amount of money due to a negative Market Value Adjustment in certain circumstances if all or a portion of the Contract Value is withdrawn from the Fixed Account. Only full surrenders from the Fixed Account due to a Contract discontinuation during the Accumulation Period will be subject to a Market Value Adjustment.

Important Information You Should Consider About the Contract

	Fees, Expenses, and Adjustments	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
Your Contract will specify whether a contingent deferred sales charge or surrender charge applies to amounts withdrawn from the Contract.
If Your Contract is subject to a contingent deferred sales charge and You withdraw money during the first 5 years following a Purchase Payment, You may be assessed a withdrawal charge of up to 5%, as a percentage of the
Purchase Payment withdrawn.
If Your Contract is subject to a surrender charge and You withdraw money during the first 8 years under the Contract, You may be assessed a withdrawal charge of up to 5%, as a percentage of the amount withdrawn.
For example, if You make an early withdrawal, You could pay a withdrawal charge of up to $5,000 on a $100,000 investment.
Market Value Adjustments. If You surrender the entire amount in the Fixed
Account during the Accumulation Period due to a Contract
discontinuation, We will apply a Market Value Adjustment, which may be negative. In extreme circumstances, You could lose up to 100% of the amount surrendered due to a negative Market Value Adjustment. For example, if You were to allocate $100,000 to the Fixed Account and later surrender the Contract, You could lose up to $100,000 of Your investment.
This loss will be greater if You also have to pay withdrawal charges, taxes, and tax penalties. Only full surrenders from the Fixed Account due to
Contract discontinuations will be subject to a Market Value Adjustment.
Fee Table and Examples Charges, Deductions and Adjustments – Surrender Charge / Contingent Deferred Sales Charge
Are There Transaction Charges?
Yes. In addition to withdrawal charges and Market Value Adjustments for early withdrawals, You may also be charged for other transactions. There may be taxes on Purchase Payments and loan initiation fees.
Transfer Fee. Currently, We do not charge for transfers. However, We reserve the right to charge for transfers after the first 12 transfers per year.
Fee Table and Examples Charges, Deductions and Adjustments

Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that You may pay each year, depending on the investment options You choose. Please refer to Your
Contract specifications page for information about the specific fees You will pay each year based on the options You have elected.
				Fee Table and Examples Charges, Deductions and Adjustments Appendix A: Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.38%	1.38%
	Portfolio Company fees and expenses[2]	0.27%	1.37%
1 As a percentage of average daily net assets of the Separate Account. The charge shown also includes the Administrative Expense.
2 As a percentage of Underlying Fund assets before temporary expense reimbursements and/or fee waivers.

Because Your Contract is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your
Contract, the following table shows the lowest and highest cost You could pay each year, based on current charges. This estimate assumes that You do not take withdrawals from the Contract, which could add withdrawal charges and negative Market Value Adjustments that substantially increase costs.

	Lowest Annual Cost $1,381	Highest Annual Cost $2,305
	Assumes:	Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive Portfolio Company
fees and expenses
●No additional Purchase Payments,
transfers, loans or withdrawals
●No surrender charges
●No Market Value Adjustment

●Investment of $100,000
●5% annual appreciation
●Most expensive Portfolio
Company fees and expenses
●No additional Purchase
Payments, transfers, loans or
withdrawals
●No surrender charges
●No Market Value Adjustment

	Risks	Location in Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract including loss of principal.	Principal Risks of Investing in the Contract
Is This a Short-Term Investment?
No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Amounts withdrawn from the
Contract may result in withdrawal charges, taxes, and tax penalties.
●Withdrawal charges may apply for the first 5 years following a Purchase
Payment or 8 years of the Contract, depending on the early withdrawal charges applicable to Your Contract. Withdrawal charges will reduce the value of Your Contract if You withdraw money during the applicable time period. Withdrawals could significantly reduce the value of Your
Contract, the death benefit, the amount available for loans, and other
Contract benefits. The reduction may be more than the amount withdrawn.
●The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon
●There are certain circumstances where withdrawing amounts from the
Fixed Account will result in a negative Market Value Adjustment, including full surrenders due to Contract discontinuation during the
Accumulation Period.
●At the end of each Guarantee Period, in the absence of other instructions or requests from You, the amount in the Guarantee Period will automatically be renewed into a new Guarantee Period, subject to the declared renewal interest rate.
Principal Risks of Investing in the Contract The Fixed Account Charges, Deductions and Adjustments Access to Your Money
What Are the Risks Associated with Investment Options?
●An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.
●Each investment option, including the Fixed Account, has its own unique risks.
●You should review the prospectuses for the available Underlying Funds and the prospectus disclosure for the Fixed Account before making an investment decision.
Principal Risks of Investing in the Contract
What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to Us. Any obligations (including under the Fixed Account and guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to
Our claims-paying ability. If We experience financial distress, We may not be able to meet Our obligations to You. More information about
Brighthouse Life Insurance Company, including Our financial strength ratings, is available by contacting Us at 888-243-1968.
Principal Risks of Investing in the Contract

	Restrictions	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes.
●Currently, We allow unlimited transfers without charge among investment options during the Accumulation Period. However, We reserve the right to impose a charge for transfers in excess of 12 per year.
●We reserve the right to limit the number of transfers in circumstances of frequent or large transfers. At a minimum, We would always allow one transfer every six months.
●Transfers between the Fixed Account and the Funding Options are subject to the Competing Funds restrictions described in this prospectus.
●We reserve the right to limit transfers from the Fixed Account in any calendar year to 20% of the Contract/Certificate Value in the Fixed
Account as of the end of the preceding Contract/Certificate Year.
●Where permitted by state law, We reserve the right (with 30 days advance written notice) to restrict Purchase Payments or transfers into the Fixed
Account when the credited interest rate is equal to the minimum
Guaranteed Interest Rate specified in Your Contract.
●We reserve the right to remove or substitute the Underlying Funds that are available as investment options under the Contract.
●The availability of the Fixed Account and Funding Options. may vary by employer or Plan Administrator. You should reference Your Plan documents or speak with Your employer or Plan Administrator for the benefits available to You.
Transfers
Are There Any Restrictions on Contract Benefits?
Yes.
●You must select a specific Annuity option to exercise the Variable
Liquidity Benefit during the Annuity Period.
●Withdrawals will reduce the value of the death benefit, perhaps significantly.
●We may stop offering an optional benefit at any time for new sales.
●Except as otherwise provided, Contract benefits may not be modified or terminated by Us.
●The availability of benefits may vary by employer or Plan Administrator.
You should reference Your Plan documents or speak with Your employer or Plan Administrator for the benefits available to You.
Death Benefit The Annuity Period – Variable Liquidity Benefit
Taxes
What Are the Contract’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
●If you purchase the Contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.
●You will generally not be taxed on increases in the value of the Contract until they are withdrawn. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties if You take a withdrawal before age 59 ½.
Federal Tax Considerations
Conflict of Interest
How Are Investment Professionals Compensated?
Investment professionals may receive compensation for selling this Contract in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence an investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
Other Information – Distribution of the Contracts

	Conflict of Interest	Location in Prospectus
Should I Exchange My Contract?
If You already own an insurance Contract, some investment professionals may have a financial incentive to offer You a new Contract in place of the one You own. You should only exchange a Contract You already own if You determine, after comparing the features, fees, and risks of both contracts, that it is better for You to purchase the new Contract rather than continue to own Your existing Contract.
Other Information – Exchanges

Benefits Under the contract

The following table summarizes information about the benefits under the Contract.
Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Dollar Cost Averaging (DCA) Program	Allows You to systematically transfer a set amount from a Funding Option or the Fixed Account (if available) to one or more Funding Options on a monthly or quarterly basis	Standard	No Charge
●Available only during the
Accumulation Period
●Must have a minimum
total Contract Value of
$5,000 to enroll
●Minimum transfer
amount is $400
●Fixed Account Value
must not be depleted in
less than 12 months from
date of enrollment
●May only have one DCA
program in place at one
time

Special Dollar Cost Averaging (DCA) Program	Allows You to systematically make level transfers from the Fixed Account (if available) to one or more Funding Options over a 6-month or 12-month duration	Standard	No Charge
●Available only during the
Accumulation Period
●Fixed Account must be
available for investment
●Must have a minimum
total Contract Value of
$5,000 to enroll
●Minimum transfer
amount is $400
●May only have one DCA
program in place at one
time
●Interest rates credited on
amounts in the Fixed
Account may differ for
6-month and 12-month
durations

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Systematic Withdrawal Program	Allows You to receive regular automatic withdrawals from Your Contract	Standard	No Charge
●Each payment must be at
least $50
●Withdrawals may only
be on a monthly,
quarterly, semi-annual,
or annual basis
●Must have a minimum
total Contract Value of
$5,000 to enroll
●Must provide at least
30 days’ notice to
change instructions
●Upon 30-day written
notice, We may
discontinue this feature
at any time.
●We reserve the right to
charge a processing fee
in the future. If We do
so, We will inform You in
writing 30 days in
advance.

Death Benefit	Provides a death benefit at least equal to the Contract Value (less any amounts due) to Your Beneficiary(ies) if You die during the Accumulation Period	Standard	No Charge
●Amount payable
depends on multiple
factors, such as type of
Contract, age at time of
death, Contract Value,
total Purchase Payments,
and prior withdrawals
●Withdrawals may
significantly reduce the
benefit
●May not be available
under an unallocated
Contract

Variable Liquidity Benefit	Provides liquidity during the Annuity Period by allowing the Owner to take withdrawals during the Annuity Period based on the present value of Your remaining Annuity Payments	Optional	5% upon exercise (as a percentage of the amount withdrawn)	●Only offered in connection with a specific Annuity option that includes payments for a fixed period ●Withdrawals may significantly reduce or eliminate remaining Annuity Payments
Each of these benefits are discussed more fully, as follows: the Dollar Cost Averaging programs are discussed in the prospectus section entitled “Transfers;” the Systematic Withdrawals Program is discussed in the prospectus section entitled “Access to Your Money;” the Death Benefit is discussed in the prospectus section entitled “Death Benefit;” and the Variable Liquidity Benefit is discussed in the prospectus section entitled “The Annuity Period.”
The availability of benefits may vary by employer or Plan Administrator. You should reference Your Plan documents or speak with Your employer or Plan Administrator for the benefits available to You

Buying the Contract

Purchasing the Contract
The Contract is used in connection with 401(k) Plans, 403(a) Plans, 403(b) Plans, Keoghs, 457(b) Plans, and non-qualified deferred compensation Plans.
We no longer actively offer the Contracts to new purchasers, but We continue to accept new Participants under existing Contracts previously issued to Plans. We issue individual Certificates to Participants under a Plan’s Contract. We refer to both Contracts and Certificates as “Contracts” unless the context provides otherwise. If Your Plan has the Contract and You are interested in becoming a Participant, please contact Your Plan Trustee or Plan Administrator.
Purchase Payments
A Purchase Payment is the money You give Us to invest in the Contract. The initial Purchase Payment is due on the date the Contract becomes effective. Subsequent Purchase Payments may be made at any time during the Accumulation Period, subject to certain limitations.
Under a Plan’s Contract, the minimum Purchase Payment allowed is an average of $1,000 annually per individual Certificate, or $10,000 annually for a Plan’s Contract. We may refuse to accept total Purchase Payments over $3,000,000. Your ability to make Purchase Payments may also be restricted by law and may be subject to Plan requirements.
Allocation of Purchase Payments
We will allocate Your Purchase Payments to one or more of the Funding Options and/or to the Fixed Account in accordance with Your instructions. Where permitted by law, We reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.
Crediting Purchase Payments to Your Account
Initial Purchase Payment. We will apply the initial Purchase Payment less any applicable Premium Tax within two Business Days after We receive it at Our Home Office in Good Order. If Your request or other information accompanying the initial Purchase Payment is incomplete when received, We will hold the Purchase Payment for up to five Business Days. If We cannot obtain the necessary information within five Business Days of Our receipt, We will return the Purchase Payment in full, unless You specifically consent for Us to keep it until You provide the necessary information.
Subsequent Purchase Payments. We will credit subsequent Purchase Payments to a Contract on the same Business Day We receive it, if received in Good Order by Our Home Office prior to close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time). If We receive the Purchase Payment in Good Order after close of the New York Stock Exchange, We will credit the Purchase Payment to the Contract on the next Business Day. If Purchase Payments on Your behalf are not submitted to Us in a timely manner or in Good Order, there may be a delay in when amounts are credited.
We will provide You with the address of the office to which Purchase Payments are to be sent. If You send Purchase Payments or transaction requests to an address other than the one We have designated for receipt of such Purchase Payments or requests, they will not be in Good Order. We may return the Purchase Payment to You, or there may be a delay in applying the Purchase Payment or transaction to Your Contract.

Making Withdrawals: Accessing the Money in Your Contract

Accumulation Period
During the Accumulation Period, We will pay upon request all or any portion of Your Cash Surrender Value to the Contract Owner or to You, as provided in the Plan. A Contract Owner’s account may be surrendered for cash without the consent of any Participant, as provided in the Plan.
To the extent that the amount withdrawn is subject to an early withdrawal charge, either a contingent deferred sales charge or a surrender charge, such withdrawal charge will be assessed as a percentage of Purchase Payments withdrawn or the amount surrendered, respectively. For Contracts in use with deferred compensation Plans, the tax deferred annuity plans and combined deferred compensation/tax-deferred annuity plans, there is currently a 10% free withdrawal allowance (based upon Contract Value as of the previous Contract anniversary) available each year after the first Contract Year. The available withdrawal amount will be calculated as of the first Business Day of any given Contract Year. There is no free withdrawal allowance in the first Contract Year. We will calculate you Annuity Payments by applying your Contract Value to the type of Annuity you select and the Annuity option you select.
Full surrenders from the Fixed Account due to a Contract discontinuation may also be subject to a Market Value Adjustment, in addition to applicable surrender charges.
There are limitations on Your ability to take withdrawals during the Accumulation Period. These limitations are as follows:
Withdrawal Charges, Adjustments, and Taxes
There may be withdrawal charges and tax implications
when You take out money. Additionally, a Market Value
Adjustment may apply to full surrenders from the Fixed
Account due to a Contract discontinuation. A negative
Market Value Adjustment will reduce the amount you
receive upon surrender from the Fixed Account.

Negative impact on benefits and guarantees of Your Contract	A withdrawal may have a negative impact on certain benefits and guarantees that You may elect. It may significantly reduce the value or even terminate the benefit.
Internal Revenue Code or Retirement Plan	Depending on the circumstances, the Internal Revenue Code or Your retirement plan may restrict Your ability to take withdrawals.
Annuity Period
During the Annuity Period, You will receive Annuity Payments under the Annuity option You select; however, You generally may not take any withdrawals, either full or partial. If You elect the Annuity option “Payments for a Fixed Period without Life Contingency,” You may exercise the Variable Liquidity Benefit during the Annuity Period. This benefit allows You to take withdrawals during the Annuity Period based on the present value of Your remaining Annuity Payments. Such withdrawals may significantly reduce or eliminate remaining Annuity Payments and may be subject to withdrawal charges. Please see the “Annuity Period” section in the prospectus for more information.
We will calculate your Annuity Payments by applying your Contract Value to the type of Annuity you select, Fixed, Variable or a combination of both, and the Annuity option you select.
Requesting a Withdrawal
You can request to withdraw all or part of Your Cash Surrender Value at any time before the Maturity Date by submitting a written withdrawal request to Our Home Office. We will treat Your request as received by Us if We receive the request in Good Order before the close of regular trading on the New York Stock Exchange on that day. If We receive the request in Good Order after the close of trading on the New York Stock Exchange on that day, or if the New York Stock Exchange is not open that day, then the request will be treated as received on the next day when the

New York Stock Exchange is open. The Cash Surrender Value may be more or less than the Purchase Payments You made. See “Access to Your Money” in the prospectus for more details.
Surrender and withdrawal payments will generally be mailed within seven days after We receive the request.

Additional Information About Fees

The following tables describe the fees, expenses, and adjustments that You will pay when buying, owning, and surrendering, or making withdrawals from an investment option or from the Contract. Please refer to Your Contract specifications page for information about the specific fees You will pay each year based on the options You have selected.
The first table describes the fees and expenses that You will pay at the time that You buy the Contract, surrender the Contract, make withdrawals from an investment option or from the Contract, or transfer Contract Value between investment options. State premium taxes of 0% to 3.5% may also be deducted.
Transaction Expenses
Withdrawal Charges (1)
Contingent Deferred Sales Charge	Years Since Purchase Payment Made	Percentage
(as a percentage of Purchase Payments)	0-5	5%
	6+	0%
OR
Surrender Charge	Contract Year	Percentage
As a percentage of amount surrendered	1-2	5%
	3-4	4%
	5-6	3%
	7-8	2%
	9+	0%
Account Reduction Loan Initiation Fee(2) $75.00

(1)
During the Annuity Period, if you elect the Variable Liquidity Benefit, there is a withdrawal charge when You make a surrender after beginning to receive Annuity Payments. This charge is not assessed during the Accumulation Period. (Please refer to ”The Annuity Period – Variable Liquidity Benefit” section for a description of this benefit.) The charge is as follows:
:
Variable Liquidity Benefit Charge	Years Since Initial Purchase Payment Made	Percentage
As a percentage of the amount surrendered	0-5	5%
	6+	0%
OR
Variable Liquidity Benefit Charge	Contract Year	Percentage
As a percentage of amount surrendered	1-2	5%
	3-4	4%
	5-6	3%
	7-8	2%
	9+	0%
(2)
Loans will be charged an initial set-up fee of $75.00.
The next table describes the adjustments, in addition to any transaction expenses, that may apply if all or a portion of the Contract Value is withdrawn from the Fixed Account.

Adjustments
Market Value Adjustment Maximum Potential Loss (1)	100%
(as a percentage of the Contract Value withdrawn or surrendered from the Fixed Account
(1)
Only full surrenders from the Fixed Account due to Contract discontinuations will be subject to a Market Value Adjustment. See “Charges, Deductions, and Adjustments – Market Value Adjustment” for more information.
The next table describes the fees and expenses that You will pay each year during the time that You own the Contract, not including Underlying Fund fees and expenses. Expenses shown may change over time and may be higher or lower in the future.

Annual Contract Expenses:
Administrative Expenses (allocated Contracts only)(1)	$15

Base Contract Charge (2) (as a percentage of average net assets of the Separate Account)(3)	1.30%
(1)
We call this the Semiannual contract Administrative Charge in your Contract, as well as in other places in the prospectus. In the section entitled “Important Information You Should Consider About Your Contract” earlier in the prospectus, we are required to present this fee as part of the Base Contract.
(2)
We call this the Funding Option “Administrative Charge” and "Mortality and Expense Risk Charge" in your Contract as well as in other places in the prospectus. See "Charges and Deductions" section of the prospectus under the sub-headings “Base Contract Charge - Administrative Expenses” and "Base Contract Charge - Mortality and Expense Risk Charge”.
(3)
We waive a portion of this charge in connection with investments in certain Subaccounts. See “Charges and Deductions” section of the prospectus under the sub-heading "Base Contract Charge - Mortality and Expense Risk Charge”.

The next table shows the minimum and maximum total operating expenses charged by the Underlying Funds that You may pay periodically during the time that You own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A.
Annual Underlying Fund Expenses
	Minimum	Maximum
Total Annual Underlying Fund Expenses
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.27%	1.37%
Examples
These examples are intended to help You compare the cost of investing in the with the cost of investing in the variable options (the Funding Options) under the Contract with the cost of investing in other annuity contracts that offer variable options. These costs include Transaction Expenses, Annual Contract Expenses, and Annual Underlying Fund Expenses.
The examples assume that all Contract Value is allocated to the variable options. The examples do not reflect the Market Value Adjustment. You costs could differ from those shown below if You invest in the Fixed Account.
These examples assume that You invest $100,000 in the Contract for the time periods indicated and that Your investment has a 5% return each year. These examples also assume that You have allocated all of Your Contract Value to either the Underlying Fund with the Maximum Total Annual Underlying Fund Expenses or the Underlying Fund with the Minimum Total Annual Underlying Fund Expenses. Although Your actual costs may be higher or lower, based on these assumptions Your cost would be:
For Contracts subject to a contingent deferred sales charge:

	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at the end of period shown:
Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Underlying Fund with Maximum Total Annual Operating Expenses	$7,570	$12,400	$17,992	$28,704	$2,570	$7,900	$13,492	$28,704
Underlying Fund with Minimum Total Annual Operating Expenses	$6,470	$9,068	$12,389	$17,271	$1,470	$4,568	$7,889	$17,271
For Contracts subject to a surrender charge:
	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at the end of period shown:
Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Underlying Fund with Maximum Total Annual Operating Expenses	$7,570	$11,500	$16,192	$28,704	$2,570	$7,900	$13,492	$28,704
Underlying Fund with Minimum Total Annual Operating Expenses	$6,470	$8,168	$10,589	$17,271	$1,470	$4,568	$7,889	$17,271

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Appendix A

Investment Options Available Under the Contract
The following is a list of Underlying Funds under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at https://dfinview.com/BHF/PUFT/BHF78. You can also request this information at no cost by calling (833) 208-3018 or sending an email request to rcg@brighthousefinancial.com. Availability of Underlying Funds may vary by employer or Plan Administrator. You should reference Your Plan documents or speak with Your employer or Plan Administrator for the Underlying Funds available to You.
The current expenses and performance information below reflects fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that Your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance.
Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	American Funds Global Growth Fund — Class 2# Capital Research and Management CompanySM	0.65%	21.62%	8.23%	12.17%
Seeks growth of capital.	American Funds Growth Fund — Class 2 Capital Research and Management CompanySM	0.58%	20.24%	13.37%	17.97%
Seeks long-term growth of capital and income.	American Funds Growth-Income Fund — Class 2 Capital Research and Management CompanySM	0.53%	18.06%	13.90%	13.92%
Seeks growth of capital.	American Funds® Aggressive Allocation Portfolio — Class C‡ Brighthouse Investment Advisers, LLC	0.99%	19.90%	9.30%	10.88%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	American Funds® Balanced Allocation Portfolio — Class C‡ Brighthouse Investment Advisers, LLC	0.96%	17.02%	7.26%	8.99%
Seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.	American Funds® Moderate Allocation Portfolio — Class C‡ Brighthouse Investment Advisers, LLC	0.95%	14.46%	5.71%	7.30%
Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock High Yield Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Financial Management, Inc.	0.63%	9.15%	4.94%	6.62%
Seeks growth of capital.	Brighthouse Asset Allocation 100 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.96%	17.06%	8.63%	10.70%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Brighthouse Small Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Allspring Global Investments, LLC	1.03%	-3.21%	6.43%	8.07%
Seeks long-term capital appreciation.	Brighthouse/Wellington Large Cap Research Portfolio — Class E# Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.69%	15.74%	12.14%	13.45%
Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	CBRE Global Real Estate Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	0.66%	7.11%	4.30%	4.22%
Seeks long-term capital appreciation.	Harris Oakmark International Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.72%	33.17%	6.72%	7.01%
Seeks capital appreciation.	Invesco Global Equity Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.58%	15.88%	7.56%	11.28%
Seeks long-term growth of capital.	Invesco Small Cap Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.74%	6.17%	-0.66%	9.27%
Seeks long-term capital growth.	JPMorgan Small Cap Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	0.79%	12.48%	9.93%	9.09%
Seeks high total investment return through a combination of capital appreciation and income.	Loomis Sayles Global Allocation Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.79%	12.94%	6.52%	9.50%
Seeks long-term growth of capital.	Loomis Sayles Growth Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.80%	14.90%	14.77%	13.91%
Seeks capital appreciation.	MFS® Research International Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.81%	22.41%	5.54%	7.57%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks maximum real return, consistent with preservation of capital and prudent investment management.	PIMCO Inflation Protected Bond Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	1.13%	7.93%	1.40%	3.35%
Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	PIMCO Total Return Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.83%	8.90%	-0.07%	2.30%
Seeks to provide total return, primarily through capital appreciation.	State Street Emerging Markets Enhanced Index Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc	0.55%	34.45%	6.31%	—
Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	T. Rowe Price Large Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.78%	12.05%	10.28%	10.09%
Seeks high total return by investing in equity securities of mid-sized companies.	Victory Sycamore Mid Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.	0.85%	2.29%	9.62%	9.58%
Seeks a competitive total return primarily from investing in fixed-income securities.	BlackRock Bond Income Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.38%	7.95%	-0.17%	2.38%
Seeks long-term growth of capital.	BlackRock Capital Appreciation Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.56%	13.19%	11.07%	15.80%
Seeks a high level of current income consistent with prudent investment risk and preservation of capital.	BlackRock Ultra-Short Term Bond Portfolio — Class E# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.52%	3.99%	2.93%	1.95%
Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Asset Allocation 20 Portfolio — Class B#‡ Brighthouse Investment Advisers, LLC	0.93%	9.25%	2.06%	3.97%
Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Asset Allocation 40 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.91%	11.50%	3.84%	5.69%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Asset Allocation 60 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.91%	13.77%	5.55%	7.47%
Seeks growth of capital.	Brighthouse Asset Allocation 80 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.93%	15.63%	7.18%	9.22%
Seeks long-term capital appreciation with some current income.	Brighthouse/Wellington Balanced Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.52%	12.67%	7.45%	9.41%
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.62%	7.83%	8.29%	10.73%
Seeks maximum capital appreciation.	Frontier Mid Cap Growth Portfolio — Class D# Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.79%	5.08%	3.68%	10.04%
Seeks long-term growth of capital.	Jennison Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.54%	14.04%	10.28%	16.71%
Seeks to track the performance of the Bloomberg U.S. Aggregate Bond Index.	MetLife Aggregate Bond Index Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.26%	7.04%	-0.64%	1.75%
Seeks to track the performance of the MSCI EAFE® Index.	MetLife MSCI EAFE® Index Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.37%	31.02%	8.62%	8.04%
Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.30%	12.66%	5.99%	9.55%
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.27%	17.59%	14.13%	14.53%
Seeks a favorable total return through investment in a diversified portfolio.	MFS® Total Return Portfolio — Class F# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.82%	10.89%	6.20%	7.44%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	MFS® Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.58%	13.29%	10.11%	10.27%
Seeks high total return, consisting principally of capital appreciation.	Neuberger Berman Genesis Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	0.81%	-4.57%	2.86%	9.12%
Seeks long-term growth of capital.	T. Rowe Price Large Cap Growth Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.81%	15.45%	9.37%	14.10%
Seeks long-term capital growth.	T. Rowe Price Small Cap Growth Portfolio — Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.76%	10.00%	5.48%	10.60%
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.57%	9.07%	1.42%	4.03%
Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Western Asset Management U.S. Government Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.50%	7.07%	0.59%	1.82%
Seeks long-term capital appreciation.	Contrafund® Portfolio — Service Class 2 Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.79%	21.24%	15.08%	15.49%
Seeks capital appreciation.	Dynamic Capital Appreciation Portfolio — Service Class 2 Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.98%	18.49%	13.38%	14.58%
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Equity-Income Portfolio — Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.46%	19.02%	12.51%	11.60%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Mid Cap Portfolio — Service Class 2 Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.80%	11.49%	9.83%	10.31%
Seeks long-term capital appreciation.	Templeton Emerging Markets VIP Fund — Class 2^^ Templeton Asset Management Ltd. Subadviser: Franklin Templeton Investment Management Limited	1.37%	46.27%	5.46%	10.40%
Seeks long-term capital growth.	Templeton Foreign VIP Fund — Class 2# Templeton Investment Counsel, LLC	1.08%	29.19%	8.25%	5.75%
Seeks long-term growth of capital.	Janus Henderson Enterprise Portfolio — Service Shares Janus Henderson Investors US LLC	0.97%	7.41%	7.35%	12.51%
Seeks long-term growth of capital.	Janus Henderson Global Research Portfolio — Service Shares Janus Henderson Investors US LLC	1.07%	20.60%	12.23%	12.64%
Seeks capital appreciation.	ClearBridge Variable Growth Portfolio — Class I Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.87%	13.32%	5.24%	7.47%
Seeks long-term growth of capital.	ClearBridge Variable Small Cap Growth Portfolio — Class I Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.81%	9.23%	-0.17%	9.38%
Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain a dollar weighted average effective duration that is normally within 30% of the average duration of the domestic bond market as a whole.	Western Asset Core Plus VIT Portfolio — Class I# Legg Mason Partners Fund Advisor, LLC Subadvisers: Western Asset Management Company, LLC; Western Asset Management Company Limited; Western Asset Management Company Ltd; Western Asset Management Company Pte. Ltd.	0.54%	7.75%	-1.44%	2.11%
Seeks long-term growth of capital.	LVIP ClearBridge Large Cap Growth Fund — Class I# Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.74%	8.62%	10.57%	14.46%
Seeks long-term growth of capital as its primary objective. Current income is a secondary objective.	LVIP ClearBridge Large Cap Value Fund — Class I# Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.72%	10.20%	10.11%	10.01%
#
Certain Underlying Funds and their investment advisers have entered into temporary expense reimbursements and/or fee waivers, which are reflected in the Current Expenses. Please see the Underlying Funds' prospectuses for additional information regarding these arrangements.

‡
This Underlying Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Underlying Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.
^^
Until May 1, 2026, the name of this Underlying Fund is Templeton Developing Markets VIP Fund.
The following lists the Fixed Account option currently available under the Contract. The Fixed Account listed below will also be used if You participate in the DCA or Special DCA programs and instruct Us to make transfers to or from the Fixed Account. We may change the features of the Fixed Account listed below, offer new Fixed Account investment options, and terminate existing Fixed Account investment options. We will provide You with written notice before doing so. Availability of the Fixed Account may vary by employer or Plan Administrator. You should reference Your Plan documents or speak with Your employer or Plan Administrator for the investment options available to You.
Note: Full surrenders from the Fixed Account due to Contract discontinuations will be subject to a Market Value Adjustment. This may result in a significant reduction in Your Fixed Account Contract Value. See “Charges, Deductions, and Adjustments – Market Value Adjustment” for more information.
Name	Term (Guarantee Period)	Guaranteed Minimum Interest Rate
Fixed Account	12 months	1%

The prospectus and statement of additional information (SAI) include additional information. The prospectus and SAI are dated the same as this summary prospectus and are incorporated by reference. The prospectus and SAI are available, without charge, upon request. For a free copy, call us at (833) 208-3018 or send an email request to rcg@brighthousefinancial.com. You can also access the prospectus, SAI and other information about the Contract online at https://dfinview.com/BHF/PUFT/BHF78.
Reports and other information about the Separate Account are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is
Brighthouse Separate Account Eleven for Variable Annuities C000068749
Brighthouse Life Insurance Company (RILA MVA) C000266104